VENDOR AGREEMENT

THIS AGREEMENT, effective as of _____________________, 2006, is between Omega United, Inc., a Nevada corporation (hereinafter referred to as the “Company”), and __________________, a __________________ (hereinafter referred to as “Vendor”).

The Company is an online entertainment reservation system for musicians and various other entertainment providers.

Vendor is desirous of obtaining a non-exclusive listing in the Company’s online booking system.

The Company proposes to publish a web page dedicated to Vendor’s talents and service offerings on the Company’s Internet site, located at “www.OmegaEventPlanning.com.” Vendor shall provide and responsible for all necessary content to be published on its web page.

Vendor shall pay a commission to the Company for every event reserved through the Company’s online reservation system. Said commission shall be 10% of the quoted price for the services to be provided.

Terms and Conditions

1. By signing this agreement, Vendor makes a binding agreement, in which Vendor orders and agrees to pay for such services as set forth herein.

2. The Company reserves the right to refuse any content it deems inappropriate, unlawful, harmful, threatening, defamatory, obscene, harassing, or racially, ethically or otherwise objectionable, which by way of example only, contains, without limitation, (i) sexually explicit, pornographic or obscene content (whether in text or in graphics); (ii) speech or images that are offensive, profane, hateful, threatening, harmful, defamatory, libelous, harassing or discriminatory (whether based on race, ethnicity, creed, religion, gender, sexual orientation, physical disability or otherwise); (iii) graphic violence; or (iv) any unlawful behavior or conduct.

3. Vendor agrees to indemnify and save harmless the Company from any liability, loss and expense of any nature arising out of the display of any graphics, text, display and illustrations supplied by the Vendor.

4. This is a non-exclusive agreement between the Company and Vendor. Both parties may enter into similar agreements with other parties. Vendors are independent contractors and no partnership or employee-employer relationship is created or intended by this Agreement.

5. You shall comply with all applicable domestic and international laws, statutes, ordinances and regulations regarding use of the Company’s services and Vendor bidding on, listing, purchase, solicitation of offers to purchase, and sale of live entertainment services and other related items.

6. Vendor is responsible to pay the Company. Payment is due upon Vendor’s receipt of the bill.

7. Vendor warrants that it is authorized to use the advertising, illustrations, text, trademarks, trade names, pictures, video, portraits and logos requested to appear per this Agreement, that they conform with the rules and regulations applicable to Vendor’s trade, business or profession and that they do not infringe upon the rights of others. Vendor represents and warrants that the use, in connection with any item of advertising covered by this agreement, of any professional, degree or specialty classifications authorized and that Vendor has successfully completed and maintained the qualifications for the professional license, degree or specialty classification. Vendor represents and warrants that it has obtained all licenses and meet all other requirements imposed by any governmental or regulatory agency, or by any applicable state statute, for the business Vendor is advertising.

8. Either party may terminate this Agreement with 30 days written notice to the other party.

9. In the event any provision of this agreement is found by a court or arbitrator pursuant to a binding arbitration proceeding to be invalid or unenforceable for any reason, the validity and enforceability of the remaining provisions shall not be affected.

10. By signing this agreement, you certify that you are the Vendor or are authorized to sign this agreement on behalf of the Vendor. By executing this agreement, you admit to having read all of the foregoing and neither you nor the Company shall be bound by any agreement that you are not relying upon any representations or promised, whether oral or written, not included in this agreement.

The Company:

Omega United, Inc.

733 W. Montgomery

Spokane, WA 99205

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Vendor:

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